================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 29, 1998
     -----------------------------------------------------------------------
                Date of Report (date of earliest event reported)
                                   CYMER, INC.
             (Exact name of Registrant as specified in its charter)

           CALIFORNIA                               0-21321                               33-0175463
-----------------------------------------------------------------------------------------------------------------
(State or other jurisdiction of             (Commission File Number)         (I.R.S. Employer Identification No.)
 incorporation or organization)

                            16750 VIA DEL CAMPO COURT
                           SAN DIEGO, CALIFORNIA 92127
     -----------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (619) 451-7300


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

ITEM 5.  Other Events

         The information which is set forth in the Registrant's News Releases dated January 29, 1998 regarding (i) the Registrant's results of operations for 1997 and the quarter ended December 31, 1997 and (ii) the Registrant's stock repurchase program is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1 Text of News Release dated January 29, 1998 regarding Registrant's results of operations.

         99.2 Text of News Release dated January 29, 1998 regarding Registrant's stock repurchase program.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 30, 1998                 CYMER, INC.



                                       /s/ WILLIAM A. ANGUS
                                       -----------------------------------------
                                       William A. Angus,
                                       Senior Vice President,
                                       Chief Financial Officer and Secretary


                                       -3-